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                                                                    EXHIBIT 23.4


                          INDEPENDENT AUDITOR'S CONSENT


We consent to the use in this Post-Effective Amendment No. 2 to Registration Statement No. 333-41070 of our report, dated April 23, 2001, appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to our Firm under the captions "Selected Financial Data" and "Experts" in such Prospectus.

/s/Singer Lewak Greenbaum & Goldstein LLP
SINGER LEWAK GREENBAUM & GOLDSTEIN LLP


Los Angeles, California
July 20, 2001